UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                         FORM 8-K

                                      CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) Aug 15, 2002

                                      Rolltech, Inc.
                (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-31683
(Commission File Number)

98-0230423
(IRS Employer Identification No.)

35 - 148th Ave SE, Suite # 9, Bellevue, WA 98007
(Address of principal executive offices and Zip Code)

(206) 353-8528
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant.

Not applicable.

Item 2. Acquisition or Disposition of Assets.

Not applicable.

Item 3. Bankruptcy or Receivership.

Not applicable.

Item 4. Changes in Certifying Accountant.

Not applicable.

Item 5. Other Events.

RESCISSION AND RELEASE AGREEMENT AND RELEASE IN FULL OF ALL CLAIMS

Background

As used in this current report, the terms "we", "us", "our", and "Rolltech" mean Rolltech, Inc. and our wholly-owned subsidiary, Golden Caviar Corp., unless otherwise indicated.

All dollar amounts refer to US dollars unless otherwise indicated.

On March 13, 2002, Golden Caviar Corp., our wholly-owned subsidiary incorporated under the laws of the State of Nevada on February 15, 2002, entered into an arm's length agreement with Dr. Vyacheslav Sova and Sea Technology Enterprise, LLC, a limited liability company formed under the laws of the State of Washington and controlled by Dr. Sova, pursuant to which Golden Caviar Corp. agreed to purchase certain assets from Sea Technology Enterprise, LLC and to acquire an exclusive license to certain intellectual property from Dr. Sova. The transactions contemplated in this Agreement closed on March 13, 2002. The assets that Golden Caviar Corp. purchased from Sea Technology Enterprise, LLC were to have consisted of equipment that, together with the technology licensed by Dr. Sova, were intended to permit Golden Caviar Corp. to produce salmon caviar and salmon caviar products. The license that Dr. Sova granted to Golden Caviar Corp. was represented to be a worldwide and exclusive license to use certain intellectual property that is the subject of a number of Russian patents, as well as other intellectual property (including certain proprietary recipes) with respect to the production of salmon caviar and salmon caviar products.

Subsequent Developments in Golden Caviar Corp.'s Relationship With Dr. Sova

On May 1, 2002, Dr. Sova purported to hire his attorney, Oleg Ordinartsev, as Golden Caviar Corp.'s Vice President of Internal Affairs at a salary of $5,000 per month, despite the fact that Golden Caviar Corp.'s board of directors had authorized Dr. Sova to hire Mr. Ordinartsev only in a limited role as caviar production plant manager. On or about May 1, 2002, Mr. Ordinartsev, acting without authorization by Golden Caviar Corp.'s board of directors, purported to hire three individuals on behalf of Golden Caviar Corp. Golden Caviar Corp.'s board of directors informed Dr. Sova of the board's strong disapproval of these actions (including the title bestowed upon Mr. Ordinartsev by Dr. Sova without authorization of the board), and commenced an independent assessment as to whether certain actions taken by Mr. Ordinartsev (including the purported hiring of the additional persons) were in keeping with his duties to Golden Caviar.

After due inquiry, the board of directors of Golden Caviar Corp. terminated the employment of Oleg Ordinartsev, and three of the persons that Mr. Ordinartsev had purported to hire on behalf of Golden Caviar Corp.

Golden Caviar Corp.'s board of directors also approved:

1. an amendment to Dr. Sova's Employment Agreement on May 23, 2002, to be effective immediately, to change Dr. Sova's title to Chief Technical Officer and to effect a corresponding change to the description of his duties; and

2. the appointment of Dr. Scheglov as the President of Golden Caviar.

On or about June 7, 2002, Golden Caviar was informed by Gregory White (the "Receiver") that he acts as receiver for the affairs of Alaska Russia Salmon Caviar Co., Inc. and/or other entities in which Dr. Sova had or may have had, directly or indirectly, an interest. The Receiver has informed Golden Caviar

Corp. that, in such capacity, he is asserting a claim against some or all of the equipment that Golden Caviar Corp. had purchased from Sea Technology Enterprise, LLC.

Golden Caviar Has Been Left With No Means to Commence its Planned Business

To date, Sea Technology Enterprise, LLC has effected delivery to Golden Caviar Corp. of some but not all of the equipment that it had contracted to deliver to Golden Caviar Corp., and Dr. Sova has failed to effect delivery of know-how forming part of the technology that he had licensed to Golden Caviar Corp. In addition, much of the equipment that has been delivered was discovered upon post-delivery inspection to be in need of repair or otherwise unsuited to the processing of salmon caviar. As a result, Golden Caviar has been unable to effect its business plan, and has no means to do so. Golden Caviar Corp. fell into arrears on its lease of the office and warehouse facility in Redmond, Washington, and has vacated the premises in response to an eviction notice by the landlord. Golden Caviar has terminated its supplier agreement on amicable terms with Icicle Seafoods, Inc. and its supplier agreement with NorQuest Seafoods Inc., and a real estate lease agreement with NorQuest Seafoods Inc.

Lawsuit Against Golden Caviar Corp. by Law Office of Oleg Ordinartsev PLLC

On or about May 24, 2002, the Law Office of Oleg Ordinartsev PLLC filed a lawsuit in the King County Superior Court, Case No. 02-2-16398-0 SEA, against Golden Caviar (the "Ordinartsev Action") alleging breach of a purported agreement between Golden Caviar Corp. and the plaintiff Oleg Ordinartsev PLLC and seeking specific performance. On or about June 10, 2002 Golden Caviar Corp. filed its answer to the complaint in the Ordinartsev Action, in which it denied the substantive allegations therein, raised several affirmative defences, and filed a counterclaim against the plaintiff alleging interference with a business expectancy, trespass and misrepresentation.

Third Party Claim by Golden Caviar Corp. Against Dr. Sova and Sea Technology Enterprise, LLC

On June 27, 2002, Golden Caviar Corp. filed an amended answer, counterclaim and third party complaint in the Ordinartsev Action naming Dr. Sova and Sea Technology Enterprise, LLC as third party defendants. In addition to seeking judgment to the effect that the plaintiff's claims against Golden Caviar Corp. be dismissed with prejudice, Golden Caviar Corp. is seeking that judgment be entered in its favor and against the plaintiff, Dr. Sova, Mr. Ordinartsev personally and Sea Technology Enterprise, LLC for damages in an amount to be proven at trial, for prejudgment interest, for attorney fees; and for such other and further relief as the Court deems just, equitable and proper.

On June 27, 2002, we filed a report on Form 8-K announcing that on June 27, 2002, Golden Caviar Corp., our wholly-owned subsidiary, discontinued proposed business operations with Dr. Vyacheslav Sova and Sea Technology Enterprise, LLC, a limited liability company formed under the laws of the State of Washington and controlled by Dr. Sova. (Detailed report on Form 8-K filed on June 27, 2002).

RESCISSION AND RELEASE AGREEMENT

On July 5, 2002, Rolltech and its wholly-owned subsidiary, Golden Caviar, agree to release Sova and Sea Technology from any and all claims including, without limitation, any and all claims currently being litigated in the King County Superior Court, Case No. 02-2-16398-0 SEA, or which could arise from any of the agreements or relationships by and between Golden Caviar, Rolltech, Sova and Sea Technology. This release is reciprocal, and Sova and Sea Technology agree to release any and all claims including, without limitation, any and all claims currently being litigated, or which could arise from any of the facts, including libel, alleged in the King County Superior Court, Case No. 02-2-16398-0 SEA, or which could arise from any of the agreements or relationships by and between Golden Caviar, Rolltech, Sova and Sea Technology.

All parties herein seek the dismissal of any and all claims made in the lawsuit in King County Superior Court, Case No. 02-2-16398-0 SEA, and now all parties wish to dismiss this action with prejudice. This dismissal shall be conditioned upon executing a separate release with the Law Office of Oleg Ordinartsev and Oleg Ordinartsev.

RELEASE IN FULL OF ALL CLAIMS

On July 5, 2002, Rolltech and and its wholly-owned subsidiary, Golden Caviar agree to release and forever discharge Oleg Ordinartsev and the Law Office of Oleg Ordinartsev PLLC of any and all claims, demands, and causes of action of whatsoever kind, nature or description, whether past, present or future, which have arisen out of or could be alleged to have arisen out of the claims by Golden Caviar contained in the King County Superior Court, Case No. 02-2-16398-0 SEA, whereby Golden Caviar has counterclaims versus the Law Office of Oleg Ordinartsev PLLC and a third-party complaint against Oleg Ordinartsev. This release is mutual, and the Law Office of Oleg Ordinartsev PLLC agree to hereby release and forever discharge Golden Caviar and Rolltech of any and all claims, demands, and causes of action of whatsoever kind, nature or description, whether past, present or future, which have arisen out of or could be alleged to have arisen out of the claims by the Law Office of Oleg Ordinartsev PLLC in the King County Superior Court, Case No. 02-2-16398-0 SEA.

Item 6. Resignations of Registrant's Directors.

DR. VYACHESLAV SOVA resigned from all positions as an officer of Golden Caviar Corp.

Exhibit

Resignation of Dr. Sova

Item 7. Financial Statements and Exhibits.

Exhibits

Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-B.

    1. RESCISSION AND RELEASE AGREEMENT between Rolltech, Inc. and Golden Caviar and Dr. Vyacheslav Sova and Sea Technology LLC, dated July 5, 2002.

   2. RELEASE IN FULL OF ALL CLAIMS between Rolltech, Inc.and Golden Caviar and Oleg Ordinartsev and the Law Office of Oleg Ordinartsev PLLC, dated July 5, 2002.

   3. Cancellation of Share Certificate No. 1124.

   4. Resignation of Dr. Sova.

(3) Articles of Incorporation and By-laws

3.1 Articles of Incorporation (incorporated by reference from our Form 10-SB Registration Statement, filed October 4, 2000)

3.2 Bylaws as Amended (incorporated by reference from our Form 10-SB Registration Statement, filed October 4, 2000)

(10) Material Contracts

10.1 Agreement between Golden Caviar Corp., Sea Technology Enterprise, LLC and Dr. Vyacheslav V. Sova, dated March 13, 2002 (incorporated by reference from our Form 8-K Current Report, filed March 15, 2002)

10.2 Technology License Agreement between Dr. Vyacheslav Sova and Golden Caviar Corp., dated March 13, 2002 (incorporated by reference from our Form 8-K Current Report, filed March 15, 2002)

10.3 Employment Letter between Golden Caviar Corp. and Dr. Vyacheslav Sova, dated March 13, 2002 (incorporated by reference from our Form 8-K Current Report, filed March 15, 2002).

(21) Subsidiaries

21.1 Golden Caviar Corp.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLTECH, INC.
/s/ Michael Scheglov
----------------------------------------------------
By: Dr. Michael Scheglov, President,
Chief Executive Officer and Secretary

Date: Aug. 15, 2002

Exhibit 1

                            RELEASE IN FULL OF ALL CLAIMS


   For and in consideration of Three hundred and eighty-two dollars ($382.00), by Oleg Ordinartsev and the Law Office of Oleg Ordinartsev PLLC to Golden Caviar, the receipt of which is hereby acknowledged, Rolltech and Golden Caviar does hereby release and forever discharge Oleg Ordinartsev and the Law Office of Oleg Ordinartsev PLLC of any and all claims, demands, and causes of action of whatsoever kind, nature or description, whether past, present or future, which have arisen out of or could be alleged to have arisen out of the claims by Golden Caviar contained in the King County Superior Court, Case No. 02-2-16398-0 SEA, whereby Golden Caviar has counterclaims versus the Law Office of Oleg Ordinartsev PLLC and a third-party complaint against Oleg Ordinartsev. This release is mutual, and the Law Office of Oleg Ordinartsev PLLC agree to hereby release and forever discharge Golden Caviar and Rolltech of any and all claims, demands, and causes of action of whatsoever kind, nature or description, whether past, present or future, which have arisen out of or could be alleged to have arisen out of the claims by the Law Office of Oleg Ordinartsev PLLC in the King County Superior Court, Case No. 02-2-16398-0 SEA.

   Further, Oleg Ordinartsev for himself and for his agents, servants, successors and assigns, in exchange for his office equipment, agrees to hereby remise, release and forever discharge Rolltech and Golden Caviar, and their respective directors, officers shareholders, agents, servants, successors and assigns of and from any and all manner of actions, causes of action, suits, debts, due accounts, bonds, covenants, contracts, claims, demands, damages, costs, expenses and any and all legal obligations and compensation of whatsoever kind and howsoever arising and whether known or unknown, suspected or unsuspected, and which Mr. Ordinartsev had or now has or which he or his agents, servants, successors and assigns as applicable hereafter can, shall or may have, and which heretofore have been or hereafter may be sustained in consequence of any agreement he may have with Golden Caviar or Rolltech including the agreements dated 4/28/2002 and 5/01/2002, or any of the transactions contemplated thereby or thereunder, and from any and all claims and demands whatsoever arising out of or in connection with the lawsuit, including, without limitation, any and all claims currently being litigated in the King County Superior Court, Case No. 02-2-16398-0 SEA, or which could arise from any of the agreements or relationships by and between Golden Caviar, Rolltech and Mr. Ordinartsev. This release is mutual, and Golden Caviar and Rolltech their respective directors, officers shareholders, agents, servants, successors and assigns of and from any and all manner of actions, causes of action, suits, debts, due accounts, bonds, covenants, contracts, claims, demands, damages, costs, expenses and any and all legal obligations and compensation of whatsoever kind and howsoever arising and whether known or unknown, suspected or unsuspected, agree to hereby release and forever discharge Mr. Ordinartsev of any and all claims, demands, and causes of action of whatsoever kind, nature or description, whether past, present or future, which have arisen out of or could be alleged to have arisen out of any of facts alleged in King County Superior Court, Case No. 02-2-16398-0 SEA, or the facts referenced in this settlement agreement.

   Mr. Ordinartsev and The Law Office of Oleg Ordinartsev PLLC specifically acknowledge that at the time of the execution of this release of liability it is within his/its and/or his/its attorney's contemplation and that this release extends to any of his or his law office's contract claims and other claims arising out of, or related to, the agreements and/or contracts between Rolltech or Golden Caviar and the Law Office of Oleg Ordinartsev or Oleg Ordinartsev, and all of the matters pertaining to the above referenced cause of action. Mr. Ordinartsev and the representative for the Law Office of Oleg Ordinartsev PLLC expressly acknowledge that the terms of this release have been explained by counsel, and are voluntarily and knowingly entered.

   It is further agreed that this Release of All Claims constitutes settlement in full accord and satisfaction of doubtful and disputed claims, and for all things alleged or which could have been alleged in the lawsuit on file in the above-referenced court action, and that settlement herein is not to be construed as an admission of liability or responsibility on the part of either party hereto.

   In the event that litigation is instituted to enforce or contest the provisions of this Release of All Claims, the prevailing party shall be entitled to its actual reasonable attorney fees and costs of such litigation in addition to any other costs taxable under law.

   All parties referenced herein agree to execute a Stipulated Order of Dismissal, to be prepared by Ferring Nelson LLP, which will be signed jointly in conjunction with Dr. Sova, Golden Caviar, Rolltech, the Law Office of Oleg Ordinartsev and Mr. Ordinartsev.

   I HAVE READ THIS RELEASE AND UNDERSTAND IT.

   IN WITNESS WHEREOF, this document is executed on this 3rd day of July, 2002.

EXECUTED by OLEG ORDINARTSEV               )
in the presence of:                        )
                                           )
/s/ Dan Delue                              )
-----------------------------------------  )
Signature                                  )
                                           )
Dan Delue                                  )
-----------------------------------------  )
Print Name                                 )
                                           )    /s/ Oleg Ordinartsev
-----------------------------------------  )    --------------------------------
Address                                    )    OLEG ORDINARTSEV
                                           )
-----------------------------------------  )
Address                                    )
                                           )
-----------------------------------------  )
Occupation                                 )
                                           )

LAW OFFICE OF OLEG ORDINARTSEV PLLC


Per:   /s/ Oleg Ordinartsev
    -------------------------------------
    Oleg Ordinartsev

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.
ROLLTECH, INC.


Per:   /s/ Michael Scheglov
    -------------------------------------
    Dr. Michael Scheglov


GOLDEN CAVIAR CORP.


Per:   /s/ Michael Scheglov
    -------------------------------------
    Dr. Michael Scheglov

Exhibit 2

                             RESCISSION AND RELEASE AGREEMENT
                             --------------------------------

THIS AGREEMENT made as of the 3rd day of July 2002.


AMONG:

                ROLLTECH, INC., a company duly incorporated pursuant to the laws of the State of Nevada

                ("Rolltech")

AND:

                GOLDEN CAVIAR CORP., a company duly incorporated pursuant to the laws of the State of Nevada

                ("Golden Caviar")

AND:

                SEA TECHNOLOGY ENTERPRISE LLC, a limited liability company duly organized pursuant to the laws of the State of Washington

                ("Sea Technology")

AND:

                VYACHESLAV SOVA, an individual resident in the State of Washington

                ("Sova")

WHEREAS:

A. Golden Caviar has entered into a letter agreement with Sova and Sea Technology dated March 13, 2002 (the "Asset Purchase Agreement") pursuant to which Golden Caviar purchased from Sea Technology certain equipment more particularly described on Schedule A thereto (the "Equipment"), which Golden Caviar, Sova and Sea Technology seek to rescind and terminate this agreement;

B. As contemplated by the Asset Purchase Agreement, Golden Caviar has entered into a technology license agreement with Sova dated March 13, 2002 (the "License Agreement"), pursuant to which Sova has granted to Golden Caviar the exclusive right and license (the "License") throughout the world to use certain intellectual property more particularly described on Schedule A thereto (the "Technology") to manufacture, use, market and sell products made with, incorporating or using the Technology, and Golden Caviar, Sova and Sea Technology seek to rescind and terminate this agreement;

C. In part consideration for the License granted by Sova, Rolltech has issued to Sova from treasury an aggregate of one million (1,000,000) fully paid and non-assessable shares of restricted common stock (the "Payment Shares"), which Sova agrees to return to Rolltech within five days of execution of this agreement;

D. As required by the Asset Purchase Agreement Golden Caviar has entered into an employment agreement with Sova dated March 13, 2002 (the "Employment Agreement" and together with the Asset Purchase Agreement and the License Agreement, the (hereinafter referenced collectively as the "Transaction Documents") pursuant to which Sova has been appointed an officer of Golden Caviar, which will be terminated as agreed by Sova and Golden Caviar;

E. As contemplated under the Employment Agreement, Rolltech has granted to Sova a total of 500,000 options (the "Options"), each entitling Sova to acquire one share of common stock in the capital of Rolltech, subject to vesting as follows:

         1. 100,000 Options vested on March 13, 2002 at an exercise price of $0.51,

         2. 150,000 Options will vest on December 31, 2002 if Sova is still employed by Golden Caviar on that date, at an exercise price to be determined by Golden Caviar's Board of Directors at that time, and

         3. 250,000 Options will vest on December 31, 2003, if Sova is still employed by Golden Caviar on that date, at an exercise price to be determined by Golden Caviar's Board of Directors at that time.

F. All parties herein seek the dismissal of any and all claims made in the lawsuit in King County Superior Court, Case No. 02-2-16398-0 SEA, and now all parties wish to dismiss this action with prejudice. This dismissal shall be conditioned upon executing a separate release with the Law Office of Oleg Ordinartsev and Oleg Ordinartsev.

G. Golden Caviar has spent $1,118 storing Sova and Sea-Tech's equipment. Sova and/or Sea-Tech agree to provide this amount within two business days to Golden Caviar upon execution of this Agreement and upon inspecting the stored property, subject to deductions, if any, associated with mutually agreed upon damage as a result of transfer caused by moving the equipment to the storage unit. In no event shall any equipment or property be transferred to Sova or Sea-Tech until a cashier's check in this amount is provided to Golden Caviar.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the covenants and agreements set out herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1.   RESCISSION OF TRANSACTION DOCUMENTS
     -----------------------------------

1.1 Each of Rolltech, Golden Caviar, Sova and Sea Technology hereby agree that each of the Transaction Documents be and is hereby rescinded, terminated and cancelled, and, without limiting the generality of the foregoing, hereby acknowledge and agree that, with the intention of restoring the parties to their respective positions immediately prior to the closing of the transactions contemplated thereunder on March 13, 2002 to the fullest extent possible:

         (a) Golden Caviar hereby irrevocably surrenders, restores and releases to the order of Sea Technology any right, title and interest that Golden Caviar may have in the Equipment, whether now in its possession or not;

         (b) Golden Caviar hereby irrevocably surrenders, restores and releases to the order of Sova any right, title and interest that Golden may have in the Technology, whether now in its possession or not;

         (c) Sova hereby irrevocably surrenders any right, title and interest that he may have in the Payment Shares, and hereby agrees to surrender same to Rolltech for immediate cancellation; and

         (d) Sea Technology hereby irrevocably cancels and waives any and all obligations by Golden Caviar to pay the purchase price for the Equipment under the Asset Purchase Agreement.

1.2 Each of Sea Technology and Sova hereby acknowledges and agrees that, upon execution of this Agreement, the Equipment and the Technology, wherever situate, shall be at the risk of Sea Technology or Sova, as the case may be.

1.3 Golden Caviar hereby agrees to make available to Sea Technology or Sova, at a its storage facility and warehouse, during normal business hours immediately following the execution of this Agreement, all Equipment and Technology that is currently in its possession. Sova and Sea Technology must recover its equipment within ten (10) days and can contact Jim Stanley to do so at any time.

1.4 Upon execution of this Agreement, Sova agrees to forthwith surrender to Rolltech or its agent for cancellation share certificate number 1124 representing the Payment Shares, duly endorsed, together with a duly executed Consent to Cancellation in the form attached hereto as Schedule "A" to Jim Stanley or Roll-Tech within five business days.

2.   RESIGNATION, REMUNERATION, CANCELLATION OF STOCK OPTIONS
     --------------------------------------------------------

2.1 Sova hereby resigns, effective upon his execution and delivery of this Agreement, from any position as an officer and employee of Golden Caviar. For the purposes of this section 2.1, Sova agrees to forthwith execute and deliver the resignation attached hereto as Schedule "B".

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Page 4

2.2 Upon execution of this Agreement, Sova acknowledges and agrees that he shall forfeit any remuneration or compensation otherwise payable to him by Rolltech or Golden Caviar which remains unpaid as of even date hereof.

2.3 Sova acknowledges and consents to the immediate cancellation of any and all Options, whether vested or not.

2.4 Sova hereby appoints the President of Rolltech as his attorney with power to execute such additional documents regarding the cancellation of the Payment Shares and the Options as may be necessary to give full effect to such cancellation.

2.5 Sova acknowledges that in making this Agreement he has been advised and has had an opportunity to obtain independent legal advice, he has exercised his own independent judgement and he has not been influenced to any extent whatsoever by any representations, statements or conduct of any description whatever on the part of any other parties to this Agreement.

3.   CONFIDENTIAL INFORMATION
     ------------------------

3.1 "Confidential Information" shall mean, for the purposes of this Agreement, non-public information regarding Rolltech, Golden Caviar, Sova and Sea-Tech, their respective businesses and management which, under the circumstances, ought reasonably to be treated as confidential.

3.2 Forthwith upon the execution of this Agreement, each of Rolltech, Golden Caviar, Sova and Sea Technology a shall return or shall cause to be returned to respective parties all originals, copies, reproductions and summaries of or relating to the Confidential Information that are now in such person's possession or control. This provision shall apply reciprocally.

3.3 Each of Sova and Sea Technology and Golden Caviar and Rolltech hereby severally agree that he/it has not and will not disclose any Confidential Information to third parties, and, at any time after the execution of this Agreement, that he/it will not utilize, in anyway whatsoever, the Confidential Information.

4.   RELEASES
     --------

4.1 Each of Sova and Sea Technology for himself or itself, and for its directors, officers, shareholders, agents, servants, successors and assigns as applicable, do hereby remise, release and forever discharge Rolltech and Golden Caviar, and their respective directors, officers shareholders, agents, servants, successors and assigns of and from any and all manner of actions, causes of action, suits, debts, due accounts, bonds, covenants, contracts, claims, demands, damages, costs, expenses and any and all legal obligations and compensation of whatsoever kind and howsoever arising and whether known or unknown, suspected or unsuspected, and which Sova or Sea Technology had or now have or which they or their respective directors, officers, shareholders, agents, servants, successors and assigns as applicable hereafter can, shall or may have, and which heretofore have been or hereafter may be sustained in consequence of the Transaction Documents or any of the transactions contemplated thereby or thereunder.

4.2 Each of Rolltech and Golden Caviar Corp. for themselves, and for their directors, officers, shareholders, agents, servants, successors and assigns as applicable, do hereby remise, release and forever discharge Sea Technology Enterprise, L.L.C. and Sova, and their respective directors, officers shareholders, agents, servants, successors and assigns of and from any and all manner of actions, causes of action, suits, debts, due accounts, bonds, covenants, contracts, claims, demands, damages, costs, expenses and any and all legal obligations and compensation of whatsoever kind and howsoever arising and whether known or unknown, suspected or unsuspected, and which Rolltech or Golden Caviar Corp. had or now have or which they or their respective directors, officers, shareholders, agents, servants, successors and assigns as applicable hereafter can, shall or may have, and which heretofore have been or hereafter may be sustained in consequence of the Transaction Documents or any of the transactions, actions or omissions to act while performing their respective obligations contemplated thereby or thereunder.

4.3 Rolltech and Golden Caviar agree to release Sova and Sea Technology from any and all claims including, without limitation, any and all claims currently being litigated in the King County Superior Court, Case No. 02-2-16398-0 SEA, or which could arise from any of the agreements or relationships by and between Golden Caviar, Rolltech, Sova and Sea Technology. This release is reciprocal, and Sova and Sea Technology agree to release any and all claims including, without limitation, any and all claims currently being litigated, or which could arise from any of the facts, including libel, alleged in the King County Superior Court, Case No. 02-2-16398-0 SEA, or which could arise from any of the agreements or relationships by and between Golden Caviar, Rolltech, Sova and Sea Technology.

4.4 Each of the parties hereto agrees not to make any claim or take any proceedings against any person, corporation, partnership or legal entity which might result in a claim for contribution or indemnity or otherwise against any other party in relation to a subject matter of the releases contained in this Article.

4.5 It is distinctly understood and agreed that each of the parties to the underlying lawsuit currently being litigated in the King County Superior Court, Case No. 02-2-16398-0 have consented and by these presents do consent to the dismissal with prejudice without costs to any such party of the Claim and the Counterclaim, that the mutual releases are made with a denial of liability, and that the mutual releases herein contained are not to be construed as admissions of liability.

4.6 The parties hereto acknowledge that they have each been given the opportunity to obtain legal advice from their respective attorneys explaining the meaning and effect of the releases contained in this Article.

5.   INDEMNITY FOR EQUIPMENT
     -----------------------

5.1     Sova and Sea Technology hereby jointly and severally indemnify
Rolltech and Golden Caviar and their respective directors, officers shareholders, agents, servants, successors and assigns (collectively, the "Indemnified Persons"), against, and agree to hold the Indemnified Persons harmless from, any and all claims made or that may be made with respect to the Equipment or arising out of this Agreement by any party claiming a right to the Equipment.

6.   NON-DISCLOSURE
     --------------

6.1 The parties, for themselves and for their directors, officers, shareholders, agents, servants, successors and assigns as applicable, agree that they each will not disseminate or disclose, or knowingly allow, permit or cause others to disseminate or disclose to third parties who are not subject to express or implied covenants of confidentiality, without the express written consent of the other parties:

         (a) the fact of discussions and/or negotiations between them involving, inter alia, this Agreement;

         (b)   the substance or content of those discussions;

         (c) any statements or representations (whether verbal or written) made by either in the course of/or in connections with those discussions; or

         (d) any written material generated by or on behalf of any party and such contacts, other than such disclosure as may be required under applicable securities legislation or regulations, pursuant to any order of a court or on a "need-to-know" basis to each of the parties respective professional advisors.

7.   GENERAL
     -------

7.1 Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Agreement will be binding upon the parties hereto unless reduced to writing and signed by the parties.

7.2 This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors, and assigns.

7.3 The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement, including having Ferring Nelson LLP, counsel for Golden Caviar, prepare a Stipulated Order of Dismissal of all claims by both parties in King County Superior Court Case No. 02-2-16398-0 SEA.

7.4 Sova and/or Sea-Tech will provide $1,118 to Golden Caviar for storage costs within two business days upon execution of this Agreement and inspection of the stored property, subject to deductions which would be mutually determined, if any, associated with any damage the equipment may have sustained when moved to the storage unit.

7.5 This Agreement will be governed by and construed in accordance with the law of the State of Washington.

7.6 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

7.7 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of date first above written.

7.8 The provisions herein contained constitute the entire agreement between the parties and supersede all previous understandings, communications, representations and agreements, whether written or verbal, between the parties with respect to the subject matter of this Agreement.

7.9 If a dispute arises over the terms of this agreement, the prevailing party in any such dispute will be entitled to attorneys' fees and costs.

8.0 In this Agreement, wherever the singular or masculine is used the same will be deemed to include the plural, feminine or body politic or corporate and also the successors and assigns of the parties hereto and each of them where the context of the parties so require.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

ROLLTECH, INC.


Per:   /s/ Michael Scheglov
    ------------------------------
    Dr. Michael Scheglov

GOLDEN CAVIAR CORP.

Per:   /s/ Michael Scheglov
    ------------------------------
    Dr. Michael Scheglov

SEA TECHNOLOGY ENTERPRISE LLC


Per:   /s/ Vyacheslav Sova
    ------------------------------
    Dr. Vyacheslav Sova

EXECUTED by VYACHESLAV SOVA                )
in the presence of:                        )
                                           )
/s/ Oleg Ordinartsev                       )
-----------------------------------------  )
Signature                                  )
                                           )
Oleg Ordinartsev                           )
-----------------------------------------  )
Print Name                                 )
                                           )     /s/ Vyacheslav Sova
-----------------------------------------  )    --------------------------------
Address                                    )    DR. VYACHESLAV SOVA
                                           )
-----------------------------------------  )
Address                                    )
                                           )
-----------------------------------------  )
Occupation                                 )
                                           )

This is page 8 of that certain Rescission and Release Agreement dated as of July 3, 2002 among Rolltech, Inc., Golden Caviar Corp., Sea Technology Enterprise LLC, Dr. Vyacheslav Sova.

Exhibit 3

                                    SCHEDULE "A"
                                    ------------

Rolltech, Inc.
Suite 811 - 938 Howe Street
Vancouver, BC
Canada V6Z 1N9

Pacific Stock Transfer
5844 South Pecos Road
Suite D
Las Vegas, Nevada 89120


Dear :

               Re: Rolltech, Inc. (the "Corporation")
             ---------------------------------------------------------

I am the beneficial shareholder of One Million (1,000,000) shares of common stock in the capital of the Corporation, represented by Share Certificate No. 1124 (the "Shares").

I hereby consent to the outright cancellation of said Shares owned by me.

EXECUTED THIS 3rd day of July 2002.


Signed in the presence of:



-------------------------------------      -------------------------------------
                                             DR. VYACHESLAV SOVA

                                         Signature of shareholder guaranteed by:
                                                                      ----------
                                                                        *
                                                                      ----------

                                           -------------------------------------
                                           (by a member of an acceptable
                                            Medallion Guarantee Program)

                                                 *   Authorized Signature Number
Please Note: The signature of the shareholder must be guaranteed by a member of the Medallion Signature Guarantee Program.

Exhibit 4

                                    SCHEDULE "B"
                                    ------------

                                    RESIGNATION
                                    -----------


TO:   Golden Caviar Corp.



The undersigned, DR. VYACHESLAV SOVA, does hereby resign from all positions as an officer of Golden Caviar Corp.


DATED this 3rd day of July 2002.



/s/ Vyacheslav Sova
-----------------------------------------
DR. VYACHESLAV SOVA